Exhibit 99.1

Two Bethesda Metro Center
14th Floor
Bethesda, MD 20814
(301) 951-6122
(301) 654-6714 Fax
www.AmericanCapital.com

FOR IMMEDIATE RELEASE
November 3, 2016

CONTACT:
Investors - (301) 951-5917
Media - (301) 968-9400

AMERICAN CAPITAL REPORTS NOI BEFORE INCOME TAXES OF $0.23 PER DILUTED SHARE, NET EARNINGS OF $0.63 PER DILUTED SHARE AND NAV PER SHARE OF $21.40

Bethesda, MD - November 3, 2016 – American Capital, Ltd. (“American Capital” or the “Company”) (NASDAQ: ACAS) announced consolidated net operating income (“NOI”) before income taxes for the quarter ended September 30, 2016 of $52 million, or $0.23 per diluted share, a 5% annualized return on equity. Consolidated NOI for the quarter ended September 30, 2016 was $34 million, or $0.15 per diluted share. Consolidated net earnings for the quarter ended September 30, 2016 was $141 million, or $0.63 per diluted share. As of September 30, 2016, net asset value (“NAV”) per share was $21.40, a $0.63 per share increase from the June 30, 2016 NAV per share of $20.77.

Q3 2016 CONSOLIDATED FINANCIAL SUMMARY

•	$21.40 NAV per share outstanding

✓	$0.63 per share increase from Q2 2016

✓	13% annualized economic return from Q2 2016

•	$0.23 NOI before income taxes per diluted share, or $52 million

✓	(26%), or $(0.08) per diluted share, decline over Q2 2016, or $(19) million

✓	5% annualized return on equity

•	$0.15 NOI after income taxes per diluted share, or $34 million

✓	(25%), or $(0.05) per diluted share, decline over Q2 2016, or $(12) million

•	$0.63 net earnings per diluted share, or $141 million

✓	34%, or $0.16 per diluted share increase over Q2 2016, or $35 million

•	$914 million of cash proceeds from realizations

✓	$562 million from the sale of American Capital Mortgage Manager, LLC (“ACMM”)

✓	$176 million from Sponsor Finance and Other Investments

✓	$71 million from American Capital One Stop Buyouts®

•	$1,025 million of cash and cash equivalents as of September 30, 2016

American Capital repaid in full and terminated its secured term loan facility and its $350 million senior unsecured five year notes. American Capital recorded a loss on extinguishment of debt of $(7) million, net of tax.

On July 1, 2016, pursuant to the terms of the Mortgage Manager Purchase Agreement, American Capital Agency Corp. acquired from American Capital Asset Management, LLC (“ACAM”) all of the issued and outstanding limited liability company interests in ACMM for a purchase price of $562 million, or $2.45 per diluted share. During the three months ended September 30, 2016, American Capital recognized a net realized gain of $386 million on the sale of ACMM, which was fully offset by a reversal of unrealized appreciation of $386 million.

American Capital, Ltd.
November 3, 2016

PORTFOLIO VALUATION
For the quarter ended September 30, 2016, net unrealized depreciation, before income taxes, on American Capital’s consolidated investment portfolio totaled $226 million. The primary components of the net unrealized depreciation were:

•
$325 million reversal of prior period net unrealized appreciation associated with net realized gains on portfolio investments, of which $386 million was associated with the reversal of unrealized appreciation for the sale of ACMM;

•	$26 million net unrealized depreciation in Sponsor Finance and Other Investments primarily driven by specific company performance; partially offset by

•	$81 million net unrealized appreciation in European Capital investments primarily driven by a company that is in a sales process and specific company performance;

•	$27 million net unrealized appreciation in Structured Products investments primarily due to higher dealer marks and increased secondary trading as well as an increase in loan prices; and

•	$25 million unrealized appreciation in ACAM primarily driven by assets that are currently in a sales process as well as appreciation related to other ACAM managed funds.

PORTFOLIO PERFORMANCE
As of September 30, 2016, the weighted average effective interest rate on consolidated debt investments at cost was 8.3%, 10 basis points lower than the June 30, 2016 rate of 8.4%. Excluding the impact of debt investments on non-accrual, the weighted average effective interest rate on consolidated debt investments at cost as of September 30, 2016 was 9.6%, the same as the June 30, 2016 rate of 9.6%.

As of September 30, 2016, total loans with a fair value of $181 million were on non-accrual, representing 9.2% of total loans at fair value, compared to $161 million, or 7.4%, of total loans at fair value as of June 30, 2016. The $20 million increase in the fair value of loans on non-accrual was generally driven by an increase in fair value of existing loans on non-accrual. Total loans on non-accrual were valued at 65.8% of cost at the end of the quarter, a 10.5% increase from the prior quarter. This is an estimate of the amount the Company expects to recover on non-accruing loans. The estimated loss on total loans at cost, defined as net accumulated depreciation on non-accrual loans plus realized losses on loans during the period, was $104 million, or 4.9%.

American Capital, Ltd.
November 3, 2016

AMERICAN CAPITAL, LTD.
CONSOLIDATED BALANCE SHEETS
As of September 30, 2016, June 30, 2016 and December 31, 2015
(in millions, except per share amounts)

	Q3	Q2	Q3 2016 Versus Q2 2016		Q4	Q3 2016 Versus Q4 2015
	2016	2016	$	%	2015	$	%
	(unaudited)	(unaudited)
Assets
Investments at fair value (cost of $3,660, $4,201 and $4,905, respectively)	$3,294	$4,062	$(768)	(19%)	$4,998	$(1,704)	(34%)
Cash and cash equivalents	1,025	881	144	16%	483	542	112%
Restricted cash and cash equivalents	32	33	(1)	(3%)	46	(14)	(30%)
Interest and dividend receivable	15	37	(22)	(59%)	48	(33)	(69%)
Deferred tax asset, net	256	235	21	9%	198	58	29%
Trade date settlement receivable	—	3	(3)	(100%)	373	(373)	(100%)
Other	78	83	(5)	(6%)	94	(16)	(17%)
Total assets	$4,700	$5,334	$(634)	(12%)	$6,240	$(1,540)	(25%)

Liabilities and Shareholders' Equity
Debt, net	$—	$784	$(784)	(100%)	$1,253	$(1,253)	(100%)
Other	124	132	(8)	(6%)	165	(41)	(25%)
Total liabilities	124	916	(792)	(86%)	1,418	(1,294)	(91%)

Shareholders' equity
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—	—	—%	—	—	—%
Common stock, $0.01 par value, 1,000.0 shares authorized, 216.0, 215.1 and 247.3 issued and 213.8, 212.7 and 242.6 outstanding, respectively	2	2	—	—%	2	—	—%
Capital in excess of par value	5,412	5,398	14	—%	5,847	(435)	(7%)
Cumulative translation adjustment, net of tax	(95)	(98)	3	3%	(101)	6	6%
Distributions in excess of net realized earnings	(443)	(640)	197	31%	(879)	436	50%
Net unrealized depreciation of investments	(300)	(244)	(56)	(23%)	(47)	(253)	(538%)
Total shareholders' equity	4,576	4,418	158	4%	4,822	(246)	(5%)
Total liabilities and shareholders' equity	$4,700	$5,334	$(634)	(12%)	$6,240	$(1,540)	(25%)

NAV per common share outstanding	$21.40	$20.77	$0.63	3%	$19.88	$1.52	8%

American Capital, Ltd.
November 3, 2016

AMERICAN CAPITAL, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months Ended September 30, 2016, June 30, 2016 and September 30, 2015
(in millions, except per share data)
(unaudited)

			Q3 2016 Versus Q2 2016			Q3 2016 Versus Q3 2015
	Q3 2016	Q2 2016	$	%	Q3 2015	$	%

OPERATING REVENUE
Interest and dividend income	$86	$121	$(35)	(29%)	$165	$(79)	(48%)
Fee income	8	21	(13)	(62%)	11	(3)	(27%)
Total operating revenue	94	142	(48)	(34%)	176	(82)	(47%)

OPERATING EXPENSES
Interest	5	15	(10)	(67%)	21	(16)	(76%)
Salaries, benefits and stock-based compensation	24	27	(3)	(11%)	31	(7)	(23%)
European Capital management fees	2	2	—	—%	3	(1)	(33%)
General and administrative	11	27	(16)	(59%)	13	(2)	(15%)
Total operating expenses	42	71	(29)	(41%)	68	(26)	(38%)

NET OPERATING INCOME BEFORE INCOME TAXES	52	71	(19)	(27%)	108	(56)	(52%)

Tax provision	(18)	(25)	7	28%	(33)	15	45%
NET OPERATING INCOME	34	46	(12)	(26%)	75	(41)	(55%)

Loss on extinguishment of debt, net of tax	(7)	—	(7)	(100%)	—	(7)	(100%)

Net realized gain (loss)
Portfolio company investments	326	191	135	71%	(68)	394	NM
Foreign currency transactions	—	(4)	4	100%	(10)	10	100%
Derivative agreements and other	—	—	—	—%	(2)	2	100%
Tax (provision) benefit	(156)	4	(160)	NM	23	(179)	NM
Total net realized gain (loss)	170	191	(21)	(11%)	(57)	227	NM

Net unrealized appreciation (depreciation)
Portfolio company investments	(226)	(161)	(65)	(40%)	(60)	(166)	(277%)
Foreign currency translation	(8)	(11)	3	27%	(2)	(6)	(300%)
Derivative agreements and other	(4)	(6)	2	33%	1	(5)	NM
Tax benefit	182	47	135	287%	6	176	NM
Total net unrealized depreciation	(56)	(131)	75	57%	(55)	(1)	(2%)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS (“NET EARNINGS (LOSS)”)	$141	$106	$35	33%	$(37)	$178	NM

NET OPERATING INCOME BEFORE INCOME TAXES PER COMMON SHARE
Basic	$0.24	$0.33	$(0.09)	(27%)	$0.40	$(0.16)	(40%)
Diluted	$0.23	$0.31	$(0.08)	(26%)	$0.40	$(0.17)	(43%)

NET OPERATING INCOME PER COMMON SHARE
Basic	$0.16	$0.21	$(0.05)	(24%)	$0.28	$(0.12)	(43%)
Diluted	$0.15	$0.20	$(0.05)	(25%)	$0.28	$(0.13)	(46%)

NET REALIZED GAIN PER COMMON SHARE
Basic	$0.92	$1.09	$(0.17)	(16%)	$0.07	$0.85	NM
Diluted	$0.88	$1.05	$(0.17)	(16%)	$0.07	$0.81	NM

NET EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.66	$0.49	$0.17	35%	$(0.14)	$0.80	NM
Diluted	$0.63	$0.47	$0.16	34%	$(0.14)	$0.77	NM

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic	214.9	216.6	(1.7)	(1%)	267.7	(52.8)	(20%)
Diluted	225.1	226.7	(1.6)	(1%)	267.7	(42.6)	(16%)
______________________________
NM = Not meaningful

American Capital, Ltd.
November 3, 2016

AMERICAN CAPITAL, LTD.
OTHER FINANCIAL INFORMATION
Three Months Ended September 30, 2016, June 30, 2016 and September 30, 2015
(in millions, except per share data)
(unaudited)

			Q3 2016 Versus Q2 2016			Q3 2016 Versus Q3 2015
	Q3 2016	Q2 2016	$	%	Q3 2015	$	%

Assets Under Management
American Capital Total Assets at Fair Value	$4,700	$5,334	$(634)	(12%)	$8,168	$(3,468)	(42%)
Externally Managed Assets at Fair Value(1)	4,813	70,294	(65,481)	(93%)	71,943	(67,130)	(93%)
Total	$9,513	$75,628	$(66,115)	(87%)	$80,111	$(70,598)	(88%)

Third-Party Earning Assets Under Management(2)	$4,864	$13,922	$(9,058)	(65%)	$15,105	$(10,241)	(68%)
Total Earning Assets Under Management(3)	$9,564	$19,256	$(9,692)	(50%)	$23,273	$(13,709)	(59%)

New Investments
First Lien Senior Debt	$—	$—	$—	—%	$303	$(303)	(100%)
Second Lien Senior Debt	4	119	(115)	(97%)	138	(134)	(97%)
Mezzanine Debt	—	—	—	—%	14	(14)	(100%)
Preferred Equity	—	1	(1)	(100%)	4	(4)	(100%)
Common Equity	5	46	(41)	(89%)	85	(80)	(94%)
Structured Products	—	—	—	—%	147	(147)	(100%)
Total by Security Type	$9	$166	$(157)	(95%)	$691	$(682)	(99%)

Investments in ACAM and Fund Development	$5	$46	$(41)	(89%)	$82	$(77)	(94%)
Sponsor Finance and Other Investments	—	97	(97)	(100%)	191	(191)	(100%)
European Capital	—	1	(1)	(100%)	14	(14)	(100%)
Structured Products	—	—	—	—%	147	(147)	(100%)
Senior Floating Rate Loans	—	—	—	—%	223	(223)	(100%)
Add-on Financing for Acquisitions	4	22	(18)	(82%)	—	4	100%
Add-on Financing for Growth and Working Capital	—	—	—	—%	33	(33)	(100%)
Add-on Financing for Distressed Situations	—	—	—	—%	1	(1)	(100%)
Total by Use	$9	$166	$(157)	(95%)	$691	$(682)	(99%)

Realizations
Equity Investments	$635	$447	$188	42%	$177	$458	259%
Principal Prepayments	195	223	(28)	(13%)	41	154	376%
Loan Syndications and Sales	41	64	(23)	(36%)	75	(34)	(45%)
Payment of Accrued PIK Notes and Dividends and Accreted OID	22	122	(100)	(82%)	9	13	144%
Scheduled Principal Amortization	21	21	—	—%	192	(171)	(89%)
Total by Source	$914	$877	$37	4%	$494	$420	85%

American Capital Asset Management	$579	$20	$559	NM	$32	$547	NM
Sponsor Finance and Other Investments	176	222	(46)	(21%)	99	77	78%
American Capital One Stop Buyouts®	71	562	(491)	(87%)	7	64	914%
European Capital	68	23	45	196%	72	(4)	(6%)
Structured Products	17	15	2	13%	22	(5)	(23%)
Senior Floating Rate Loans	3	35	(32)	(91%)	262	(259)	(99%)
Total by Business Line	$914	$877	$37	4%	$494	$420	85%

American Capital, Ltd.
November 3, 2016

			Q3 2016 Versus Q2 2016			Q3 2016 Versus Q3 2015
	Q3 2016	Q2 2016	$	%	Q3 2015	$	%

Appreciation, Depreciation, Gain and Loss
Gross Realized Gain	$417	$347	$70	20%	$46	$371	807%
Gross Realized Loss	(91)	(156)	65	42%	(114)	23	20%
Portfolio Net Realized Gain (Loss)	326	191	135	71%	(68)	394	NM
Foreign Currency Transactions	—	(4)	4	100%	(10)	10	100%
Derivative Agreements and Other	—	—	—	—%	(2)	2	100%
Tax (Provision) Benefit	(156)	4	(160)	NM	23	(179)	NM
Net Realized Gain (Loss)	170	191	(21)	(11%)	(57)	227	NM

Net Unrealized Depreciation of American Capital One Stop Buyouts®	(8)	(23)	15	65%	(45)	37	82%
Net Unrealized (Depreciation) Appreciation of American Capital Sponsor Finance and Other Investments	(26)	47	(73)	NM	8	(34)	NM
Net Unrealized Appreciation of European Capital Investments	81	4	77	NM	26	55	212%
Net Unrealized Appreciation (Depreciation) of ACAM	25	(28)	53	NM	(55)	80	NM
Net Unrealized Depreciation of Senior Floating Rate Loans	—	—	—	—%	(19)	19	100%
Net Unrealized Appreciation (Depreciation) of Structured Products	27	20	7	35%	(45)	72	NM
Reversal of Prior Period Net Unrealized (Appreciation) Depreciation Upon Realization	(325)	(181)	(144)	(80%)	70	(395)	NM
Net Unrealized Depreciation of Portfolio Company Investments	(226)	(161)	(65)	(40%)	(60)	(166)	(277%)
Foreign Currency Translation - European Capital Investments	(8)	(14)	6	43%	(4)	(4)	(100%)
Foreign Currency Translation - Other	—	3	(3)	(100%)	2	(2)	(100%)
Derivative Agreements and Other	(4)	(6)	2	33%	1	(5)	NM
Tax Benefit	182	47	135	287%	6	176	NM
Net Unrealized Depreciation of Investments	(56)	(131)	75	57%	(55)	(1)	(2%)

Net Gains, Losses, Appreciation and Depreciation	$114	$60	$54	90%	$(112)	$226	NM

Other Financial Data
NAV per Share	$21.40	$20.77	$0.63	3%	$20.44	$0.96	5%
Market Capitalization	$3,615	$3,367	$248	7%	$3,157	$458	15%
Total Enterprise Value(4)	$2,590	$3,270	$(680)	(21%)	$5,562	$(2,972)	(53%)
Asset Coverage Ratio	N/A	658%			300%
Debt to Equity Ratio	0.0x	0.2x			0.5x
Credit Quality
Weighted Average Effective Interest Rate on SFRLs at Period End(5)	—%	—%			4.2%
Weighted Average Effective Interest Rate on Debt Investments, Excluding SFRLs, at Period End(5)	8.3%	8.4%			8.7%
Weighted Average Effective Interest Rate on European Capital's Debt Investments at Period End(5)	1.9%	1.7%			3.7%
Weighted Average Effective Interest Rate on All Debt Investments at Period End(5)	8.3%	8.4%			6.5%
European Capital Loans on Non-Accrual at Cost	$83	$95	$(12)	(13%)	$163	$(80)	(49%)
Loans on Non-Accrual at Cost, excluding European Capital	$192	$196	$(4)	(2%)	$179	$13	7%
Total Loans on Non-Accrual at Cost	$275	$291	$(16)	(5%)	$342	$(67)	(20%)
European Capital Loans on Non-Accrual at Fair Value	$84	$32	$52	163%	$42	$42	100%
Loans on Non-Accrual at Fair Value, excluding European Capital	$97	$129	$(32)	(25%)	$85	$12	14%
Total Loans on Non-Accrual at Fair Value	$181	$161	$20	12%	$127	$54	43%
Total Non-Accrual Loans at Cost as a Percentage of Total Loans at Cost	13.2%	12.6%			7.3%
Total Non-Accrual Loans at Fair Value as a Percentage of Total Loans at Fair Value	9.2%	7.4%			2.9%
Total Non-Accruing Loans at Fair Value as a Percentage of Non-Accruing Loans at Cost	65.8%	55.3%			37.1%
Estimated Loss on Non-Accrual Loans(6)	$104	$139	$(35)	(25%)	$215	$(111)	(52%)
Estimated Loss as a Percentage of Total Loans at Cost	4.9%	6.0%			4.7%
Past Due Loans at Cost	$19	$18	$1	6%	$—	$19	100%
Debt to Equity Conversions at Cost	$—	$—	$—	—%	$3	$(3)	(100%)

American Capital, Ltd.
November 3, 2016

			Q3 2016 Versus Q2 2016			Q3 2016 Versus Q3 2015
	Q3 2016	Q2 2016	$	%	Q3 2015	$	%

Return on Average Equity
LTM Net Operating Income Before Income Taxes Return on Average Shareholders' Equity	6.6%	7.5%			6.3%
LTM Net Operating Income Return on Average Shareholders' Equity	4.6%	5.2%			4.2%
LTM Net Realized Earnings (Loss) Return on Average Shareholders' Equity	7.4%	3.4%			(2.6%)
LTM Net (Loss) Earnings Return on Average Shareholders' Equity	(1.3%)	(4.9%)			1.4%
Current Quarter Annualized Net Operating Income Before Income Taxes Return on Average Shareholders' Equity	4.6%	6.4%			8.0%
Current Quarter Annualized Net Operating Income Return on Average Shareholders' Equity	3.1%	4.1%			5.6%
Current Quarter Annualized Net Realized Gain Return on Average Shareholders' Equity	17.5%	21.2%			1.3%
Current Quarter Annualized Net Earnings (Loss) Return on Average Shareholders' Equity	12.6%	9.5%			(2.7%)
______________________________
N/A = Not applicable
NM = Not meaningful

(1) Includes total assets of American Capital Senior Floating, American Capital Equity I, American Capital Equity II, American Capital Equity III, ACAS CLO 2007-1, ACAS CLO 2012-1, ACAS CLO 2013-1, ACAS CLO 2013-2, ACAS CLO 2014-1, ACAS CLO 2014-2, ACAS CLO 2015-1, ACAS CLO 2015-2, ACAS CLO Fund I, ACAS CLO IX, European Capital UK SME Debt, European Capital Private Debt and European Capital Private Equity 1, less American Capital's investment in the funds. For the three months ended June 30, 2016 and September 30, 2015, also includes total assets of American Capital Agency and American Capital Mortgage.

(2) Represents third-party earning assets under management from which the associated base management fees are calculated, less American Capital's investment in the funds.
(3) Represents total assets of American Capital less American Capital's investment in the funds as well as third-party earning assets under management from which the associated base management fees are calculated.

(4) Enterprise value is calculated as debt at cost plus market capitalization less cash and cash equivalents.
(5) The weighted average effective interest rate is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on debt investments, divided by (b) total debt investments at cost basis.

(6) Net accumulated depreciation on non-accrual loans plus realized losses on loans during the period presented.

American Capital, Ltd.
November 3, 2016

ABOUT AMERICAN CAPITAL
American Capital, Ltd. (NASDAQ: ACAS) is a publicly traded private equity firm and global asset manager. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance and structured products. American Capital manages $10 billion of assets, including assets on its balance sheet and fee earning assets under management by affiliated managers. Through a wholly owned affiliate, American Capital manages publicly traded American Capital Senior Floating, Ltd. (NASDAQ: ACSF) with $125 million of total net book value. American Capital and its affiliates operate out of six offices in the U.S. and Europe. For further information, please refer to www.AmericanCapital.com.

ADDITIONAL INFORMATION
Persons considering an investment in American Capital should consider the investment objectives, risks and charges and expenses of the Company carefully before investing. Such information and other information about the Company is available in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and in the prospectuses the Company issues from time to time in connection with its offering of securities. Such materials are filed with the Securities and Exchange Commission (“SEC”) and copies are available on the SEC’s website, www.sec.gov. Prospective investors should read such materials carefully before investing. Performance data quoted above represents past performance of American Capital. Past performance does not guarantee future results and the investment return and principal value of an investment in American Capital will likely fluctuate. Consequently, an investor’s shares, when sold, may be worth more or less than their original cost. Additionally, American Capital’s current performance may be lower or higher than the performance data quoted above.

This press release contains forward-looking statements. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, changes in regional, national or international economic conditions or changes in the conditions of the industries in which American Capital has made investments. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and the Company’s subsequent periodic filings. Copies are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. We disclaim any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.